                                                                    EXHIBIT 10.8

                                LEASE AGREEMENT

                                    between

                              NICHOLAS F. TAUBMAN

                                      as

                                   Landlord

                                      and

                     ADVANCE STORES COMPANY, INCORPORATED

                                      as

                                    Tenant

                               TABLE OF CONTENTS

Paragraph                               Title or Subject                        Page No.

                                   Parties                                            1
                                   Leased Premises                                    1
1                                  Term                                               1
2                                  Rent                                               1
3                                  Taxes                                              2
4                                  Insurance                                          3
5                                  Tenant's Furnishings, Fixtures and                 6
                                        Equipment
6                                  Alterations and Additions                          7
7                                  Maintenance and Repairs                            8
8                                  Utilities                                          8
9                                  Use                                                9
10                                 Signs                                              9
11                                 Assignment or Subletting                           9
12                                 Damage by Casualty                                10
13                                 Condemnation                                      12
14                                 Default                                           13
15                                 Notices and Rent Payments                         16
16                                 Miscellaneous                                     17
     A                             Identity of Interest                              17
     B                             Quiet Enjoyment                                   17
     C                             Holding Over                                      18
     D                             Surrender of Leased Premises                      18
     E                             Landlord's Exoneration                            18
     F                             Right of Entry                                    18
     G                             Compliance with Laws and Insurance                19
     H                             Performance of Tenant's Obligations               19
     I                             Subordination                                     20
     J                             Estoppel Certificates                             20
     K                             Late Payment Penalty                              20
     L                             Additional Rent                                   21
     M                             Net Lease                                         21
     N                             Excusable Delay                                   21
     O                             Indemnification of Landlord                       22
     P                             Non-Waiver                                        22
     Q                             Short Form Lease                                  22
     R                             Governing Law                                     22
     S                             Number and Gender                                 23
     T                             Additional Instruments                            23
     U                             Severability                                      23
     V                             Captions                                          23
     W                             Counterparts                                      23
     X                             Binding Effect                                    23
     Y                             Entire Agreement                                  24
                                   Execution by Parties
                                   Notary Acknowledgment
                                   Exhibit "A"

                                LEASE AGREEMENT
                                ---------------

          This LEASE AGREEMENT (herein the "lease") is made December _______, 1996, by and between NICHOLAS F. TAUBMAN, (herein the "Landlord"); and ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation, (herein the "Tenant").

                                  WITNESSETH:

          THAT in consideration of the rental reserved herein and the mutual covenants and agreements herein contained, Landlord hereby demises and leases unto Tenant that certain parcel of real property, together with the buildings and improvements thereon, as more particularly described in Exhibit "A" attached hereto and made a part hereof by this reference (herein the "Leased Premises").

          1.   Term: The term of this lease shall be ten (10) years and shall
               ----
commence at 12:01 a.m. January 1, 1997 and terminate at midnight on December 31, 2006.

          2.   Rent: Tenant shall pay to Landlord, without notice or demand, a
               ----
monthly rental of $ 108,333.33, which shall be payable, in advance, on the first day of each month during the term of this lease. All payments of rent shall be made by Tenant to Landlord at such place as Landlord may from time to time designate in writing. For the present, Landlord



                                  -1-        LANDLORD _________________

                                             TENANT ___________________
designates the place designated in paragraph 15 of this lease as the place for the making of the payments of rent. All rent shall be payable in current legal tender of the United States of America as the same is then by law constituted. Checks must be drawn on a Virginia bank and are subject to collection. The extension of time for the payment of any installment of rent, or the acceptance by Landlord of any money other than of the kind herein specified, shall not be a waiver of the rights of Landlord to insist on having all other payments of rent made in the manner and at the time herein specified. No payment by Tenant or receipt by Landlord of a lesser amount than the aforesaid monthly rent shall be deemed other than a payment on account of the earliest rent due, nor shall any endorsement or statement on any check or on any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to his right to recover the balance of the rent or to pursue any other remedy provided for in this lease.

          3.   Taxes: Tenant shall pay all taxes, assessments and other charges
               -----
imposed upon the Leased Premises which are assessed during the lease term. All such taxes and assessments shall be paid before any fine, penalty, interest or cost may be added thereto for nonpayment thereof. All taxes, assessments, rents or other charges imposed prior to but payable in whole or in installments after the effective date of the lease term, and all taxes, assessments or other charges imposed during the term but payable in whole or in installments after the lease term, shall be adjusted and prorated, so that Landlord shall pay his prorated share for the period prior to and for the period subsequent to the lease term and Tenant shall pay its prorated share for the lease term. Tenant shall furnish to Landlord for his inspection within thirty (30) days

                                 -2-         LANDLORD _________________

                                             TENANT ____________________
after the date any amount is payable by Tenant, as provided in this paragraph, official receipts of the appropriate taxing authority or proof satisfactory to Landlord evidencing payment.

               Tenant shall have the right to contest and review by legal proceedings, instituted and conducted by Tenant at Tenant's own expense and free of expense to Landlord, any taxes, assessments or other charges imposed upon or against the Leased Premises. In the event Tenant exercises its right to review by legal proceedings any such taxes, assessments or other charges imposed upon or against the Leased Premises, Tenant shall continue to pay as the same become due and payable the full amount of such taxes, assessments or other charges under protest, if it be so advised. The term "legal proceedings" as here used shall be construed as including appropriate appeals of any judgments, decrees, orders and certiorari proceedings and appeals of orders therein, to and including appeals to the court of last resort.

          4.   Insurance:
               ----------

               A.   Insurance: Tenant shall during the lease term, at its sole
                    ---------
expense, provide and keep in force the following insurance coverage:

                    (1)  Fire and Extended Coverage: Insurance on the Leased
                         --------------------------
Premises against loss or damage by fire and such other risks as may be included in the broadest form of extended coverage from time to time available in amounts at all times sufficient to prevent Landlord or Tenant from becoming a coinsurer under the terms of the applicable policies but, in any event, in an amount not less than 100% of the then full insurable value of the Leased Premises. "Full insurable value" shall mean actual replacement value (exclusive of costs of excavation, foundations and footings).

                                 -3-         LANDLORD _________________

                                             TENANT ____________________

                    (2)  Rental Value: Rental insurance against loss of rent
                         ------------
under a rental value insurance policy covering risk of loss due to the occurrence of any of the hazards described in the preceding subparagraph in an amount sufficient to pay for one year the rent and additional rent payable pursuant to this lease. Any proceeds received by Landlord under rent insurance policies will be credited as received against the rent due.

                    (3)  Liability: Comprehensive general public liability
                         ---------
insurance insuring against claims for personal injury, death or property damage occurring on, in or about the Leased Premises or arising out of the conduct by the Tenant of its business at the Leased Premises. The limits of such insurance shall be in such amounts as may be reasonably requested by Landlord from time to time, but not less than $1,000,000.00 for injury or property damage arising out of any one occurrence.

                    (4)  Umbrella/Excess Coverage: Umbrella or excess liability
                         ------------------------
insurance with limits of not less than $10,000,000.

                    (5)  Miscellaneous: Such other insurance against other
                         -------------
insurable hazards in such amounts as may from time to time be required by Landlord or by the holder of any mortgage or deed of trust covering the Leased Premises.

               B.   Policies: All insurance provided for in this paragraph shall
                    --------
be effected under policies issued by insurers of recognized responsibility licensed to do business in Virginia. Tenant shall, throughout the term of this lease, deliver to Landlord evidence, in the form of an insurance certificate or binder, that such insurance policies are in effect. Within fifteen (15) days after the premium on any policy shall become due and payable, Landlord shall be furnished with satisfactory evidence of its payment.

                              -4-              LANDLORD _________________

                                               TENANT ___________________

               C.   Insureds: The rental value insurance policy above described
                    --------
shall name only Landlord as the insured. However, Tenant may furnish a combined rental and use and occupancy policy, provided that Landlord shall be named as the insured and the first payee with respect to an amount equal to the rent and additional rent, and Tenant shall be named as the payee with respect to any remaining proceeds. All other policies of insurance shall name Landlord and Tenant as the insureds, as their respective interests may appear. At the request of Landlord, any insurance policy shall be made payable to the holders of any mortgage or deeds of trust to which this lease is at any time subordinate, as the interest of such holders may appear, pursuant to a standard clause for holders of mortgages or deeds of trust. To the extent obtainable, all policies shall contain an agreement by the insurers (1) that any loss shall be payable to Landlord or the holders of any such mortgage or deed of trust, notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance, (2) that such policies shall not be canceled except upon ten
(10) days prior written notice to Landlord and to the holders of any mortgage or deed of trust to whom loss may be payable, and (3) that the insurance coverage shall not be affected by the performance of any work in or about the Leased Premises.


                                -5-            LANDLORD _________________

                                               TENANT ___________________

               D.   Waiver of Subrogation: Neither Landlord nor Tenant shall be
                    ---------------------
liable to the other for any business interruption or any loss or damage to property or injury to or death of persons occurring in the Leased Premises or in any manner growing out of or connected with Tenant's use and occupation of the Leased Premises or the condition thereof, whether or not caused by the negligence or other fault of Landlord or Tenant, or of their respective agents, employees, subtenants, licensees, or assignees. This release shall apply to the extent that such business interruption, loss, or damage to property or injury to or death of persons is covered by insurance, regardless of whether such insurance is payable to or protects Landlord or Tenant, or both. Nothing herein shall be construed to impose any other or greater liability upon either Landlord or Tenant than would have existed in the absence of this provision. This release shall be in effect only so long as the applicable insurance policies contain a clause to the effect that this release shall not affect the right of the insured to recover under such policies. Such clauses shall be obtained by the parties whenever possible. The release in favor of Landlord contained herein, is in addition to, and not in substitution for, or in diminution of the hold harmless and indemnification provisions hereof.

          5.   Tenant's Furnishings, Fixtures and Equipment: Tenant, at its sole
               --------------------------------------------
and cost expense, may supply and install in the Leased Premises any furnishings, fixtures or equipment which it deems necessary for its use of said premises; provided, however, that Tenant shall repair, at its own expense, any damage to the Leased Premises occasioned by such installation. Any such furnishings, fixtures and equipment supplied and installed in the Leased

                                 -6-         LANDLORD _________________

                                             TENANT ___________________

Premises, except those permanently attached, shall be and remain the property of Tenant provided Tenant is not in default in the performance of any of the terms
and conditions of this lease.   Any damage to the Leased Premises occasioned by
the removal of said furnishings, fixtures and equipment shall be repaired by Tenant at its sole cost and expense.

          6.   Alterations and Additions: Tenant shall not make or permit to be
               -------------------------
made any alterations, improvements, and/or additions of any kind or nature to the Leased Premises or any part thereof except by and with the prior consent of Landlord which consent shall be in Landlord's sole discretion. All alterations, improvements and additions to the Leased Premises shall be made in accordance with all applicable laws and shall at once when made or installed be deemed to have attached to the freehold and to have become the property of Landlord and shall remain for the benefit of Landlord at the end of the term, or other expiration of this lease, in as good order and condition as they were when installed, reasonable wear and tear excepted; provided, however, if prior to the termination of this lease, or within fifteen (15) days thereafter, Landlord so directs, Tenant shall promptly remove the additions, improvements, fixtures and installations which were placed in the Leased Premises by Tenant and which are designated in said notice and repair any damage occasioned by such removal and in default thereof Landlord may effect said removals and repairs at Tenant's expense. In the event of making such alterations, improvements, and/or additions as herein provided, Tenant shall indemnify and save harmless Landlord from all expense, liens, claims, or damages to either persons or property arising out of, or resulting from the undertaking or making of said alterations, additions, and improvements.

                                 -7-         LANDLORD _________________

                                             TENANT ___________________

          7.   Maintenance and Repairs: Tenant shall not cause or permit any
               -----------------------
waste, damage, or injury to the Leased Premises. Tenant, at its sole expense, shall keep the Leased Premises as now or hereafter constituted with all improvements made thereto and the adjoining sidewalks, curbs, walls, parking areas, landscaping and access roads, clean and in good condition (reasonable wear and tear excepted), free of dirt, rubbish, snow, ice, and unlawful obstructions, and shall make all repairs, replacements, and renewals, whether ordinary or extraordinary, seen or unforeseen, including all structural repairs necessary to maintain the Leased Premises. All repairs, replacements, and renewals shall be at least equal in quality of materials and workmanship to that originally existing in the Leased Premises. Landlord shall in no event be required to make any repair, alteration, or improvement to the Leased Premises. Tenant shall indemnify Landlord against all costs, expenses, liabilities, losses, damages, suits, fines, penalties, claims, and demands, including reasonable attorney's fees, because of Tenant's failure to comply with the foregoing, and Tenant shall not call upon Landlord for any disbursement or outlay whatsoever in connection therewith, and expressly releases and discharges Landlord of and from any liability therefor.

          8.   Utilities: Tenant shall pay or cause to be paid all charges for
               ---------
air conditioning, heat, water, gas, electricity, light, telephone or any other communication or utility service used in or rendered or supplied to the Leased Premises throughout the term of this lease, and to indemnify Landlord and save him harmless against any liability or damages on such account. Landlord shall not be liable in damages or otherwise for any failure to furnish, or interruption of the services of air conditioning, heat, water, gas, electricity, light, telephone or any other communication or utility.

                                 -8-         LANDLORD _________________

                                             TENANT ___________________

          9.   Use: Tenant may use and occupy the Leased Premises for any lawful
               ---
purposes, except that Tenant shall not use or occupy or permit the Leased Premises to be used or occupied, nor do or permit anything to be done in or on the Leased Premises, in a manner which will in any way violate any certificate of occupancy affecting the Leased Premises, or make void or voidable any insurance then in force with respect thereto, or which will make it impossible to obtain fire or other insurance required to be furnished by Tenant hereunder, or which will cause or be likely to cause structural damage to the building(s) or any part thereof, or which will constitute a public or private nuisance, and shall not use or occupy or permit the Leased Premises to be used or occupied in any manner which will violate any present or future laws or regulations of any governmental authority.

          10.  Signs: Tenant shall have the privilege of placing on and in the
               -----
Leased Premises such signs as Tenant deems necessary and proper in the conduct of Tenant's business, provided (i) Tenant obtains all permits and licenses which may be required for the erection and maintenance thereof and pays the fees for such licenses and permits, and (ii) such signs may lawfully be permitted to be erected and maintained. Tenant shall indemnify and save harmless Landlord against and from any and all losses, damages, claims, suits, or actions for any injury or damage to person or property caused by the erection and maintenance of such signs, and insurance coverage therefor shall be included in the public liability policy which Tenant is required to furnish under this lease.

          11.  Assignment or Subletting: Tenant shall not assign, mortgage or
               ------------------------
encumber this lease, nor sublet or permit the Leased Premises or any part thereof to be used by others,

                                 -9-         LANDLORD _________________

                                             TENANT ___________________
without the prior written consent of Landlord in each instance, which consent shall be in Landlord's sole discretion. The prohibition against assignment or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If Landlord consents to an assignment or subletting, Tenant shall remain primarily liable during the term of this lease for the performance of all the terms of this lease, and any such consent shall not be construed to release Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting.

          12.  Damage by Casualty:
               -------------------

               A.   Landlord's Election to Terminate or Rebuild: If the Leased
                    -------------------------------------------
Premises shall be damaged or destroyed, in whole or in part, during the term of this lease by fire or other casualty, then Landlord shall have the option to rebuild or terminate this lease to be exercised by notice to Tenant given not more than sixty (60) days from the date of such damage or destruction.

               B.   Termination: If Landlord elects to terminate this lease as
                    -----------
provided by subparagraph A of this paragraph, the rent and additional rent to be paid by Tenant hereunder shall be apportioned as of the date of damage or destruction.

               C.   Rebuilding: If Landlord elects to rebuild the Leased
                    ----------
Premises as provided by subparagraph A of this paragraph, this lease shall continue in full force and effect and Landlord shall, at his expense, but only from insurance proceeds released by the holder of any mortgage lien upon the Leased Premises, restore the same to substantially the condition the Leased Premises were in immediately prior to such damage or destruction except as otherwise

                                 -10-        LANDLORD _________________

                                             TENANT ___________________
provided in this paragraph 12. Landlord's obligation under this paragraph shall in no event exceed the scope of the work required by Landlord in the original construction of the Leased Premises. Landlord shall not be required to, but Tenant shall, replace or restore any furnishings, fixtures or equipment it may have installed in the Leased Premises pursuant to paragraph 5 of this Lease. The parties shall promptly commence and diligently proceed with their restoration obligations hereunder. If Landlord elects to rebuild as aforesaid, then the rent and additional rent shall abate proportionately during the period and to the extent that the Leased Premises are unfit for use by Tenant in the ordinary conduct of its permitted uses hereunder. Notwithstanding the foregoing provisions, in the event the Leased Premises are damaged or destroyed by fire or other casualty due to the fault or neglect of Tenant, its agents, employees or invitees, then, without prejudice to any other rights and remedies of Landlord, there shall be no apportionment or abatement of any rent.

               D.   Continuing Obligations: Except as otherwise provided in this
                    ----------------------
lease, this lease shall not terminate or be affected in any manner by reason of the damage or destruction, by fire or other casualty, in whole or in part, of the Leased Premises or the improvements thereon, or by reason of the untenantability of the Leased Premises and, except as otherwise provided herein, the rent and additional rent reserved in this lease shall be paid by Tenant in accordance with the terms of this lease, without abatement, diminution or reduction of rent on account of any such damage or destruction

                                 -11-        LANDLORD _________________

                                             TENANT ___________________

          13.  Condemnation:
               -------------

          A.   Total: If the whole of the Leased Premises shall be acquired or
               -----
taken by eminent domain for any public or quasi-public use or purpose or by private purchase in lieu thereof, then this lease and the term hereof shall automatically cease and terminate on the date when possession shall be taken by the condemning authority.

          B.   Partial: If any part of the Leased Premises shall be so taken,
               -------
Landlord may elect to terminate this lease or to continue same in effect to be exercised by notice to Tenant given not more than sixty (60) days from the date when possession shall be taken by the condemning authority. If Landlord elects to continue this lease, then all of the terms and provisions hereof shall continue in full force and effect, except that the rent shall be reduced in proportion to the area, if any, of the premises so taken and Landlord shall proceed with so much of the restoration of the Leased Premises in order to restore same to substantially the condition it was in immediately prior to such taking; provided, however, that in no event shall Landlord be required to expend any amounts therefore in excess of the net condemnation award. In the preceding sentence "net" shall mean the amount remaining after the expenses of collection, including as expenses any attorney's fees or other charges incurred by Landlord with respect to such amount. Landlord shall not be required to restore any furnishings, fixtures or equipment installed by Tenant pursuant to paragraph 5 of this lease. The parties shall promptly commence and diligently proceed with their restoration obligations hereunder.

               C.   Rent: If this Lease is terminated as provided in this
                    ----
paragraph, the rent and additional rent shall be paid by Tenant up to the date that physical possession is taken

                                 -12-        LANDLORD _________________

                                             TENANT   _________________
by the condemning authority, and Landlord shall refund any rent and additional rent paid by Tenant in advance and not yet earned, less any sum then owing by Tenant to Landlord.

               D.   Award: All damages or compensation awarded or paid for any
                    -----
such taking, whether for the whole or any part of the Leased Premises, shall belong to and be the property of Landlord without any participation by Tenant; provided, however, that nothing herein contained shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority, but not against Landlord, for the value of or damages to and/or for the cost of removal of all work performed by Tenant pursuant to paragraphs 5 and 6 of this lease as may be recoverable by Tenant in Tenant's own right.

          14.  Default:
               --------

               A.   Defaults: If (i) Tenant defaults in the payment of any rent
                    --------
or any additional rent and such default continues for five (5) days after the same has become due, or (ii) Tenant defaults in fulfilling any of the covenants or agreements of this lease on its part to be kept or performed, and such default is not cured or commenced to be cured (and diligently prosecuted to completion) within ten (10) days after written notice from Landlord or his agent, or (iii) if this lease be transferred to or devolve upon any person or corporation or other entity other than Tenant, except as may be specifically permitted by this lease, then and in any of such events Landlord, or his agent, may give Tenant a written notice specifying a day not less than five (5) days thereafter whereupon the term shall end, and on the day specified the term of this lease shall expire as if that day were the day herein fixed for the expiration of the term, and Tenant shall then quit and surrender the Leased Premises to Landlord and Tenant shall remain liable as hereinafter provided.

                                 -13-        LANDLORD _________________

                                             TENANT ____________________

               B.   Abandonment: If Tenant vacates or abandons the Leased
                    -----------
Premises, or if the Leased Premises become vacant for a period of three (3) days, or if the term of this lease shall expire, Landlord may reenter the Leased Premises and remove Tenant or its legal representatives or other occupant by summary proceedings or otherwise and Tenant waives the service of notice of intention to reenter or to institute legal proceedings to that end.

               C.   Reentry: In case of any such reentry, expiration, and/or
                    -------
dispossess by summary proceedings otherwise, the rent shall become due thereupon and be paid up to the time of such reentry, dispossess, and/or expiration, together with such expenses as Landlord may incur for brokerage and/or putting the Leased Premises in good order, or for preparing the same for re-rental. Landlord may relet the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which may otherwise have constituted the balance of the term of this lease and may grant reasonable concessions, or free rent; and Tenant or the legal representatives of Tenant shall pay Landlord, as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between (i) all rent and additional rent hereby reserved and/or covenanted to be paid, and (ii) the net amount, if any, of the rents collected on account of the lease of the Leased Premises for each month of the period which would otherwise have constituted the balance of the term of this lease. In computing such liquidated damages, there shall be added to the deficiency such expenses as Landlord may incur in connection with reletting, such as for brokerage, for keeping the Leased Premises in good order, and for preparing the same for reletting. Any such liquidated damages

                                   -14-         LANDLORD _________________

                                                TENANT ____________________
shall be paid in monthly installments by Tenant on the rent days specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in his discretion, may make such alterations, repairs, replacements, and/or decorations in the Leased Premises as may be necessary for the purpose of reletting the Leased Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall not be liable for failure to relet the Leased Premises. The words "reenter" or "reentry" as used in this lease shall not be restricted to their technical legal meaning.

               D.   Injunctive Relief: In the event of a breach or threatened
                    -----------------
breach by Tenant of any of the covenants or provisions of this lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant's being evicted or dispossessed, or in the event of Landlord's obtaining possession of the Leased Premises by reason of Tenant's violation of the provisions of this lease.

               E.   Cure Defaults: If Tenant shall default in the performance of
                    -------------
any provision, covenant or condition on its part to be performed under this lease, Landlord may, at his option, perform the same for the account and at the expense of Tenant. If Landlord at any

                                   -15-          LANDLORD _________________

                                                 TENANT ____________________
time shall be compelled to pay or elects to pay any sum of money or do any act which requires the payment of any sum of money by reason of the failure of the Tenant to comply with any provision of this lease, or if Landlord incurs any expense in prosecuting or defending any action or proceeding by reason of any default of Tenant under this lease, the sums so paid by Landlord, with interest at the rate of 12% per annum, costs and damages shall be due from and be paid by Tenant to Landlord on demand.

               F.   Chronic Defaults: Tenant will be in "Chronic Default" under
                    ----------------
this lease if Tenant commits a default (either a Monetary or Non-Monetary Default) during any 365-day period in which any of the following combinations of default has already occurred (even though said defaults may have been timely cured): (i) Two Monetary Defaults; or (ii) Three Non-Monetary Defaults; or (iii) One Monetary Default and two Non-Monetary Defaults. If Tenant is in Chronic Default, Landlord may immediately exercise any or all remedies available under this lease or at law or in equity, all without giving Tenant any notice or an opportunity to cure the last default causing Tenant's Chronic Default (notwithstanding any notice and cure provision or other lease provision to the contrary). For the purposes of this paragraph, (i) a Monetary Default occurs if Tenant fails to pay any sum of money when due (including, but not limited to, basic rent, additional rent, and all other charges imposed upon Tenant by this lease; and (ii) a Non-Monetary Default occurs if Tenant fails to perform any of its obligations under this lease other than the timely payment of money.

          15.  Notices and Rent Payments:
               -------------------------

               A.   Notices: Notices under this lease shall be deemed to have
                    -------
been given if in writing, and when deposited in the United States mail, certified, return receipt

                                   -16-          LANDLORD _________________

                                                 TENANT ____________________
requested, with postage prepaid, and addressed as follows:


          To Landlord At:    Nicholas F. Taubman
                             2818 Avenham Avenue, S.W.
                             Roanoke, Virginia 24014

          To Tenant At:      Advance Stores Company, Incorporated
                             PO Box 2710
                             Roanoke, Virginia 24001
                             Attn:  Real Estate Department

or to either at such other place as either of them may give notice to the other, pursuant to the provisions of this paragraph, from time to time.

               B.   Rent: All payments of rent to be made hereunder by Tenant
                    ----
shall be mailed to Landlord at the address provided for in subparagraph A of this paragraph.

          16.  Miscellaneous:
               --------------

               A.   Identity of Interest: The execution of this lease or the
                    --------------------
performance of any act pursuant to the provisions thereof shall not be deemed or construed to have the effect of creating between Landlord and Tenant the relationship of principal or agent, or of a partnership or joint venture.

               B.   Quiet Enjoyment: Tenant, upon payment of the rent and
                    ---------------
additional rent, and the performance of all the terms of this lease, shall, at all times during the

                                 -17-        LANDLORD _________________

                                             TENANT ____________________
lease term, peaceably and quietly enjoy the Leased Premises without any disturbance from Landlord or from any other person claiming through Landlord, subject, however, to the reservations and conditions of this lease and the fee mortgage to which this lease is subordinate.

               C.   Holding Over: Any holding over after the expiration of the
                    ------------
term hereof with the consent of Landlord shall be construed to create a tenancy from month to month at the monthly rent herein reserved, plus 50% of such amount, and such tenancy shall otherwise be subject to the terms and conditions set forth in this lease.

               D.   Surrender of Leased Premises: Tenant shall surrender to
                    ----------------------------
Landlord the Leased Premises at the expiration of the term hereof, or upon termination by virtue of Tenant's default, in as good order and condition as same now are or hereafter may be put by Landlord or Tenant, ordinary wear and tear and damage by fire or other casualty not occasioned by the fault of Tenant excepted.

               E.   Landlord's Exoneration: Landlord shall not be liable or
                    ----------------------
responsible in any way for any damage to person or property sustained in or about the Leased Premises during the term of this lease howsoever the same may be caused unless due to Landlord's willful acts.

               F.   Right of Entry: Landlord and his representatives may enter
                    --------------
the Leased Premises, at any reasonable time, for the purpose of inspecting the Leased Premises, performing any work which Landlord elects to undertake made necessary by reason of Tenant's default under the terms of this lease, exhibiting the Leased Premises for sale, lease, or mortgage financing, or posting notices of non-responsibility under any mechanic's lien law.

                                    -18-         LANDLORD _________________

                                                 TENANT ____________________

               G.   Compliance with Laws and Insurance: Tenant shall, at its
                    ----------------------------------
sole expense, promptly comply with all laws, orders, and regulations of federal, state, and municipal governments and appropriate departments, commissions, authorities, boards, and their officers, and the orders and regulations of the National Board of Fire Underwriters, or any other body now or hereafter exercising similar functions, which may be applicable to the Leased Premises, the fixtures and equipment therein, and the parking areas, sidewalks and curbs adjoining the Leased Premises. Tenant shall comply with the requirements of all policies of public liability, fire, and all other types of insurance at any time in force with respect to the building and other improvements on the Leased Premises. Tenant, at its sole expense, shall obtain all required licenses or permits for the conduct of its business within the terms of this lease, or for the making of repairs, alterations, improvements, or additions, and Landlord, where necessary, will join with Tenant in applying for all such permits or licenses.

               H.   Performance of Tenant's Obligations: If Tenant shall default
                    -----------------------------------
in the observance or performance of any covenant on Tenant's part to be observed or performed under any of the provisions of this lease, Landlord may immediately or at any time thereafter and without notice perform the same for the account of Tenant, and if Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, legal fees in instituting, prosecuting, or defending any action or proceeding, such sums paid or obligations incurred, with 12% interest per annum and costs, shall be paid by Tenant to Landlord upon demand. Furthermore, Tenant shall pay and indemnify Landlord against all legal costs and charges, including attorney's fees lawfully and

                                   -19-          LANDLORD _________________

                                                 TENANT ____________________
reasonably incurred, in obtaining possession of the Leased Premises after a default of Tenant or after Tenant's default in surrendering possession upon the expiration or earlier termination of the term of this lease.

               I.   Subordination: This lease is subject and subordinate at all
                    -------------
times to the lien of existing and future mortgages on the Leased Premises. Although no instrument or act on the part of Tenant shall be necessary to effectuate such subordination, Tenant will, nevertheless, execute and deliver such further instruments subordinating this lease to the lien of all such mortgages as may be desired by the mortgagee. Tenant hereby appoints Landlord its attorney-in-fact, irrevocably, to execute and deliver any such instrument for Tenant.

               J.   Estoppel Certificates: Within ten (10) days after request
                    ---------------------
therefor by Landlord, Tenant shall deliver in recordable form a certification to any proposed mortgagee, trustee, or purchaser, certifying that this lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Tenant.

               K.   Late Payment Penalty: Tenant acknowledges that late payment
                    --------------------
by Tenant to Landlord of rent and additional rent due hereunder will cause Landlord to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Leased Premises. Accordingly, if any installment of rent or any additional rent due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to 10% of such

                                  -20-          LANDLORD _________________

                                                TENANT ____________________
overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

               L.   Additional Rent: All taxes, charges, costs, and expenses
                    ---------------
which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all damages, costs, and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this lease, shall be deemed to be additional rent and, in the event of nonpayment by Tenant, Landlord shall have all the rights and remedies with respect thereto as Landlord has for the nonpayment of the basic rent.

               M.   Net Lease: Tenant acknowledges and agrees that it is
                    ---------
intended that this is a net lease that is completely carefree to Landlord, except as expressly set out in this lease; that Landlord is not responsible during the term of this lease for any costs, charges, expenses, and outlays of any nature whatsoever arising from or relating to the Leased Premises, or the use and occupancy thereof, or the contents thereof, or the business carried on therein; and Tenant shall pay all charges, expenses, costs and outlays of every nature and kind relating to the Leased Premises except as expressly set out in this lease.

               N.   Excusable Delay: Except for the payment of rent and
                    ---------------
additional rent, if Landlord or Tenant is delayed or prevented from performing any of their obligations

                                 -21-          LANDLORD _________________

                                               TENANT ____________________
under this lease by reason of strike or labor troubles or any outside cause whatsoever beyond Landlord's or Tenant's reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligations by Landlord or Tenant.

               O.   Indemnification of Landlord: Tenant shall defend, indemnify
                    ---------------------------
and hold Landlord harmless from and against any claim, loss, expense or damage to any person or property in or upon the Leased Premises, arising out of Tenant's use or occupancy of said premises, or any act or neglect of Tenant or Tenant's servants, employees or agents, or any change, alteration or improvement made by Tenant in the Leased Premises.

               P.   Non-Waiver: The failure of Landlord to seek redress for
                    ----------
violation of, or to insist upon the strict performance of, any covenant or condition of this lease, or of any originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach. No provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord.

               Q.   Short Form Lease: Tenant agrees not to record this lease,
                    ----------------
and Landlord and Tenant agree to execute, acknowledge and deliver, if either party shall so request, a "Short Form Lease" suitable for recording at the expense of the party so requesting.

               R.   Governing Law: The laws of the State of Virginia shall
                    -------------
govern the validity, performance and enforcement of this lease.

                                 -22-             LANDLORD _________________

                                                  TENANT ____________________

               S.   Number and Gender: Any word contained in the text of this
                    -----------------
lease shall be read as the singular or the plural and as the masculine, feminine or neuter gender as may be applicable in the particular context.

               T.   Additional Instruments: The parties shall execute and
                    ----------------------
deliver any instruments in writing necessary to carry out any agreement, term, condition, or assurance in this lease whenever occasion shall arise and request for such instruments shall be made.

               U.   Severability: If any provision of this lease shall be
                    ------------
declared invalid or unenforceable, the remainder of the lease shall continue in full force and effect.

               V.   Captions: The captions in this lease are for convenience
                    --------
only, are not a part of this lease, and do not in any way limit or amplify the terms and provisions of this lease.

               W.   Counterparts: This lease may be executed in one or more
                    ------------
counterparts, each of which shall be an original, and all of which shall constitute one and the same instrument.

               X.   Binding Effect: Except as herein otherwise expressly
                    --------------
provided, the term and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Landlord and Tenant. Each term and each provision of this lease to be performed by Tenant shall be construed to be both an independent covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may have given written consent to a particular assignment.

                                 -23-         LANDLORD _________________

                                              TENANT ____________________

               Y.   Entire Agreements: This lease contains all of the premises,
                    -----------------
agreements and conditions between the parties hereto, and any subsequent agreements between the parties altering the terms hereof must be reduced to writing and executed by both parties.

                  [THE REST OF PAGE INTENTIONALLY LEFT BLANK]



                                  -24-           LANDLORD _________________

                                                 TENANT ____________________

               IN WITNESS WHEREOF, Landlord and tenant have executed this Lease Agreement on the day and year first above written.

               LANDLORD                            TENANT

                                          ADVANCE STORES COMPANY,
                                          INCORPORATED



/s/ Nicholas F. Taubman                   By: /s/ Garnett E. Smith
----------------------------------            -------------------------------
    Nicholas F. Taubman                       Garnett E. Smith, President



STATE OF VIRGINIA

COUNTY OF ROANOKE, to wit:

               The foregoing instrument was acknowledged before me this ______ day of ________________, 1996, by NICHOLAS F. TAUBMAN.


                                      /s/
                                     -------------------------------------------
                                                      Notary Public

                                     My Commission Expires: ____________________

STATE OF VIRGINIA
COUNTY OF ROANOKE, to wit:


               The foregoing instrument was acknowledged before me this ______ day of ________________, 1996, by GARNETT E. SMITH, President of Advance Stores Company, Incorporated, a Virginia corporation, on behalf of said corporation.


                                     /s/
                                     -------------------------------------------
                                                    Notary Public

                                     My Commission Expires: ____________________

     Year    1          1,247,000
     Year    2          1,278,000
     Year    3          1,310,000
     Year    4          1,343,000
     Year    5          1,377,000
     Year    6          1,411,000
     Year    7          1,446,000
     Year    8          1,482,000
     Year    9          1,519,000
     Year   10          1,557,000
                 ----------------
                       13,970,000


10 year average         1,397,000

Will set rent at $1,300,000 per year.  Less than $3.00 sq/ft.

                      FIRST AMENDMENT TO LEASE AGREEMENT
                      ----------------------------------


          This FIRST AMENDMENT TO LEASE AGREEMENT ("Amendment") is made and entered into as of April 15, 1998 (the "Amendment Date"), by and between NICHOLAS F. TAUBMAN, an individual (="andlord"), and ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation ("Tenant").


                                R E C I T A L S
                                ---------------


          A. Tenant and Landlord entered into that certain Lease Agreement, commencing as of January 1, 1997, and that certain Lease Modification Agreement dated as of February 23, 1998 (as amended, the "Lease") whereby Landlord leased to Tenant and Tenant leased from Landlord 28.1 acres of land and the improvements thereon, located in Roanoke, Virginia and commonly known as 1835 Blue Hills Drive, Roanoke, Virginia (the "Leased Premises").

          B. The parties desire to amend the Lease as set forth in this Amendment.


                               A G R E E M E N T
                               -----------------

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Lease as follows:

          1.   TERMS. All capitalized terms used herein and not otherwise
               -----
defined shall have the same respective meanings as are given such terms in the Lease.

          2.   INSURANCE.  The limits of the liability insurance required to be
               ---------
maintained by Tenant pursuant to Paragraph 4(A)(3) of the Lease shall be no less than $1,000,000 for injury or property damage arising out of any one occurrence.

          3.   ASSIGNMENT OR SUBLETTING. Notwithstanding anything to the
               ------------------------
contrary contained in Paragraph 11 of the Lease, Tenant shall have the right to assign the Lease or sublet the Leased Premises, without obtaining Landlord"s prior written consent, to (i) any affiliate of Tenant (but without relieving Tenant of its obligations thereunder), (ii) any entity with which the Tenant may merge or consolidate, and/or (iii) any person or entity which acquires all or substantially all of the assets of Tenant. The sale of fifty percent (50%) or more of Tenant's voting stock (a "Stock Transfer") shall be deemed to be an assignment of the Lease requiring Landlord's prior consent, which consent shall not be unreasonably withheld. In the event

Landlord withholds its consent to a Stock Transfer, the proposed buyer of Tenant's stock ("Proposed Buyer") shall have the right to purchase the Leased Premises as follows:

          A.   Option to Purchase. Proposed Buyer may exercise its option to
               ------------------
purchase ("Option to Purchase") all of Landlord's interest in the Leased Premises (but not any part thereof) only by giving a notice of Proposed Buyer's election to purchase the Leased Premises ("Purchase Notice") within sixty (60) days of receipt of notice of rejection by Landlord of Tenant's request for consent to a Stock Transfer. Landlord's failure to respond within sixty (60) days from the date of receipt of Tenant's request for consent to a Stock Transfer shall be deemed an approval of Tenant's request for consent to such Stock Transfer.

          B.   Option Price. The option price ("Option Price") will be an amount
               ------------
equal to the Fair Market Value (as defined below) of the Leased Premises. In addition to the Option Price, Proposed Buyer and Landlord shall bear all closing costs and expenses in connection with the transfer of the Leased Premises to Proposed Buyer in accordance with the prevailing custom in the jurisdiction where the Leased Premises are located. Landlord shall be required to convey good and marketable fee interest title to the Leased Premises free and clear of all liens and encumbrances other than monetary liens or liens and encumbrances which do not materially detract from the current value or use of the Leased Premises as of the date hereof.

          C.   Fair Market Value. The fair market value (the "Fair Market
               -----------------
Value") of the Leased Premises shall be determined as follows:

               (1) The parties shall attempt to determine the Fair Market Value by mutual agreement within fifteen (15) days after Proposed Buyer's delivery of the Purchase Notice.

               (2) However, if the parties are unable to agree on the Fair Market Value within the fifteen (15) day period set forth above, then within ten
(10) days after the expiration of that period each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years' full-time commercial appraisal experience in appraising properties similar to the Leased Premises in the area in which the Leased Premises are located to appraise and set the Fair Market Value. Further, all of the appraisers selected through the process described above shall be certified as required by Virginia law as in effect at the time. If a party does not appoint an appraiser within ten (10) days after the other party has delivered notice of the name of its appraiser (the "Appraiser Appointment Deadline"), the party which appointed an appraiser prior to the Appraiser Appointment Deadline shall deliver written notice to the other party of the expiration of the time period for the appointment of an appraiser (the "Appointment Expiration Notice"), which notice may be delivered via facsimile. In the event that the party which failed to appoint an appraiser prior to the Appraiser Appointment Deadline subsequently fails to deliver notice to the other party of the appointment of an appraiser within two (2) business days after delivery of the Appointment Expiration Notice, the single appraiser appointed shall be the sole appraiser and shall set the Fair Market Value. If the two appraisers are appointed by the parties as stated in this Paragraph, they shall meet promptly and attempt to set the Fair Market Value. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications stated in this Paragraph within ten (10) days after the last day the two appraisers are given to set the Fair Market Value. If they are unable to agree on the third appraiser, either of the parties to the Lease by giving ten (10) days' notice to the other party can file a petition with the American Arbitration Association solely for the purpose of selecting a third appraiser who meets the qualifications stated in this Paragraph. Each party shall bear half the cost of the American Arbitration Association appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the Fair Market Value. After the Fair Market Value has been set, the appraisers shall immediately notify the parties.

          4.   LEASEHOLD MORTGAGES AND ENCUMBRANCES. Notwithstanding anything to
               ------------------------------------
the contrary contained in Paragraph 11 of the Lease, Tenant shall have the right, without obtaining Landlord's consent, to mortgage or encumber Tenant's leasehold estate in connection with a general financing of Tenant or any successor to substantially all of its assets.

          5.   DAMAGE BY CASUALTY. Paragraph 12(A) of the Lease is hereby
               ------------------
amended and restated as follows:

               "A.  Election to Terminate or Rebuild.
                    ---------------------------------

               If, during the term of this Lease, the Leased Premises are totally or partially destroyed, Landlord shall restore the Leased Premises to substantially the same condition as they were in immediately before such destruction. Notwithstanding the foregoing, if such damage is to a material portion of the Leased Premises ("Material Destruction"), either Landlord or Tenant may elect to terminate the Lease by providing written notice to the other party within thirty (30) days after such Material Destruction. For purposes of this Paragraph, damage or destruction shall constitute "Material Destruction" if: (i) the cost of restoration exceeds fifty percent (50%) of the then replacement value of the Leased Premises destroyed; or (ii) the time to restore such damage or destruction is reasonably expected to exceed nine (9) months."

               Paragraph 12(B) of the Lease is hereby amended and restated as follows:

               "B.  Termination. If either Landlord or Tenant elects to
                    -----------
terminate this Lease as provided by Paragraph 12(A), the rent and additional rent to be paid by Tenant hereunder shall be apportioned as of the date of damage or destruction."

               The first sentence of Paragraph 12(C) of the Lease is hereby amended and restated as follows:

               "C.  Rebuilding. If neither Landlord nor Tenant elects to
                    ----------
terminate this Lease as provided in Paragraph 12(A), then this Lease shall continue in full force and effect and Landlord shall, at his expense, but only from insurance proceeds released by the holder of any mortgage lien upon the Leased Premises, restore the same to substantially the condition the Leased Premises were in immediately prior to such damage or destruction except as otherwise provided in this Paragraph 12."

          6.   CONDEMNATION. The first sentence of Paragraph 13(B) of the
               ------------
Lease is hereby amended and restated as follows:

               "B.  Partial. Landlord and Tenant shall have the right to
                    -------
terminate the Lease upon the taking by eminent domain of a material portion (a "Material Taking") of the Leased Premises, by providing written notice to the other party within sixty (60) days after receipt of notice of such Material Taking. For purposes of such right to terminate, the term "Material Taking" shall mean a taking which involves more than twenty percent (20%) of the floor area of the building at the Leased Premises, or more than thirty-five percent (35%) of the land area of the Leased Premises which is not occupied by any building."

          The phrase "If Landlord elects to continue this lease" in the second sentence of Paragraph 13(B) of the Lease is hereby amended and restated as follows: "If neither Landlord nor Tenant elects to terminate this Lease as provided in this Paragraph".

          7.   DEFAULTS. The ten (10) day cure period after notice of non-
               --------
monetary defaults set forth in Paragraph 14(A)(ii) of the Lease is hereby amended and restated to be thirty (30) days after written notice.

          8.   CHRONIC DEFAULTS. The following provision is hereby deleted from
               ----------------
the first sentence of Paragraph 14F: "(ii) Three Non-Monetary Defaults; or (iii) One Monetary Default and two Non-Monetary Defaults."

          9.   SUBORDINATION. Paragraph 16(I) of the Lease is hereby amended and
               -------------
restated as follows:

               "I.  Subordination: Notwithstanding anything to the contrary
                    -------------
contained in this Lease, this Lease shall be subordinate to any mortgage recorded prior to the date of this Lease; provided, however, Lessor shall use reasonable best efforts to deliver to Lessee a Non-Disturbance Agreement (as defined below) from the holder of any such mortgage no later than sixty (60) days after the date of this Amendment. Notwithstanding anything to the contrary contained in this Lease, this Lease shall not be subordinate to any mortgage recorded after the date of this Lease, unless Lessor shall have provided Lessee with a non-disturbance agreement ("Non-Disturbance Agreement") in favor of Lessee from the holder of any such mortgage. The Non-Disturbance Agreement shall be in a form reasonably acceptable to Lessee. Upon provision of a Non-Disturbance Agreement to Lessee, in a form reasonably acceptable to Lessee, Lessee shall execute such Non-Disturbance Agreement.."

          10.  SENIOR LIENS. Landlord hereby subordinates any landlord's lien it
               ------------
might hold, statutory, constitutional, contractual or otherwise, to any inventory, fixtures, equipment or other personal property owned or leased by Tenant and now or hereafter located at the Leased Premises to the lien of any lender providing general financing to Tenant. Landlord agrees to execute any instrument, releases or other documents that may be necessary to evidence the waiver and release of any such liens.

          11.  HAZARDOUS SUBSTANCES.  Notwithstanding anything to the contrary
               --------------------
contained in the Lease: (i) Landlord's consent shall not be required in order for Tenant to maintain any hazardous substances which have been customarily stored by Tenant at the Leased Premises prior to the date of this Amendment; and
(ii) Tenant shall not be required to indemnify Landlord in the event that hazardous substances migrate on to the Leased Premises from any neighboring property or are brought on to the Leased Premises by trespassers (even if Tenant may be held legally liable therefor), provided however, that Tenant shall in no way be relieved of its indemnity obligation due to its own negligence or fault.

          12.  EXTENSION OPTION.    Tenant is given one (1) option to extend the
               ----------------
initial term of the Lease, subject to all the provisions contained in the Lease, as amended and restated by this Amendment, except for monthly rent, for a period of five (5) years ("Extended Term"). In order to exercise an option to extend, Tenant shall give notice of exercise of the option ("Option Notice") to Landlord at least three (3) months but not more than nine (9) months before the expiration of the term. The monthly rent during the Extended Term shall be equal to the fair market rental for the Leased Premises, which in no event shall be less than the rent payable immediately prior to the Extended Term. The parties shall have thirty (30) days after Landlord receives the Option Notice in which to agree on monthly rent during the Extended Term. If the parties agree on the monthly rent for the Extended Term during that period, they shall immediately execute an amendment to the Lease stating the monthly rent.

               If the parties are unable to agree on the monthly rent for the Extended Term within the thirty (30) day period set forth above, then within ten
(10) days after the expiration of that period each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years' full-time commercial appraisal experience in appraising properties similar to the Leased Premises in the area in which the Leased Premises are located to appraise and set the monthly rent for the Extended Term. Further, all of the appraisers selected through the process described above shall be certified as required by Virginia law as in effect at the time. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the monthly rent for the Extended Term. If the two appraisers are appointed by the parties as stated in this Paragraph, they shall meet promptly and attempt to set the monthly rent for the Extended Term. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications stated in this Paragraph within ten (10) days after the last day the two appraisers are given to set the monthly rent.
If they are unable to agree
on the third appraiser, either of the parties to the Lease by giving ten (10) days' notice to the other party can file a petition with the American Arbitration Association solely for the purpose of selecting a third appraiser who meets the qualifications stated in this Paragraph. Each party shall bear half the cost of the American Arbitration Association appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the monthly rent for the Extended Term. After the monthly rent for the Extended Term has been set, the appraisers shall immediately notify the parties.

          13.  LEASEHOLD MORTGAGES.  Notwithstanding anything to the contrary
               -------------------
contained in this Lease, Tenant may execute, deliver and perform one or more mortgages, deeds of trust or other leasehold security agreements ("Leasehold Indentures") without the consent of Landlord in connection with an overall financing of Advance Stores Company, Incorporated or a successor to substantially all of its assets ("ASCI"). If either Tenant or the mortgagee, grantee or trustee under any such Leasehold Indenture sends Landlord a notice advising of the existence of such Leasehold Indenture and the address of the mortgagee, grantee or trustee thereunder for the service of such notices, such mortgagee, grantee or trustee shall be deemed to be a "Leasehold Lender." Landlord shall be under no obligation under this paragraph to any mortgagee, grantee or trustee under a Leasehold Indenture who is not a Leasehold Lender. Anything to the contrary herein notwithstanding, there shall only be one Leasehold Lender with respect to the Leased Premises at any time.

               A. Upon the occurrence of any default hereunder by Tenant, written notice to that effect shall be sent by Landlord to each Leasehold Lender at the same time notice of such default is sent to Tenant. Landlord shall not terminate this Lease or exercise any other right or remedy hereunder unless it first gives notice of such default to each Leasehold Lender, and:

                    (1) If such default is a failure to pay a monetary obligation of Tenant, the Leasehold Lender shall fail to cure such default within thirty (30) days of receipt of notice thereof from Landlord; or

                    (2) If such default is not a failure to pay a monetary obligation of Tenant, the Leasehold Lender shall fail within forty-five (45) days of receipt of said written notice to remedy such default; or

                    (3) If any such default cannot be cured by the Leasehold Lender by payment of money and without the Leasehold Lender obtaining possession of the Leased Premises by appropriate proceedings and/or title to Tenant's leasehold estate by judicial or non-judicial foreclosure proceedings or by deed in lieu thereof, then any such default shall be remedied or deemed remedied if the Leasehold Lender shall have complied with the following provisions:

                         (i)    Within thirty (30) days after receiving notice
from Landlord setting forth the nature of such default, or prior thereto, the Leasehold Lender shall have acquired Tenant's leasehold estate or within fifteen
(15) days shall have commenced judicial or non-judicial foreclosure proceedings or appropriate proceedings to obtain possession of the Leased Premises;

                         (ii)   The Leasehold Lender shall diligently prosecute
any such proceedings to completion;

                         (iii)  The Leasehold Lender shall have fully cured and
continue to cure any default arising from failure to pay or perform any monetary obligations in accordance with the terms of this Lease; and

                         (iv)   After gaining possession of the Leased Premises,
the Leasehold Lender shall perform all other obligations of Tenant as and when the same are due in accordance with the terms of this Lease.

          B. If any Leasehold Lender or a person designated by a Leasehold Lender shall either become the owner of the interest of Tenant hereunder upon the exercise of any remedy provided for in the Leasehold Indenture or shall enter into a new Lease with Landlord as provided in paragraph (d), then, notwithstanding anything to the contrary contained in this Lease, such Leasehold Lender or such person shall have the right to assign such interest or such new Lease to any person without obtaining the consent or approval of Landlord, provided, however, that following such assignment, the Landlord's consent shall be required with respect to any subsequent tenants to the extent required under this Lease.

          C. If this Lease is terminated, rejected or disaffirmed for any reason pursuant to bankruptcy law or other law affecting creditors' rights, any Leasehold Lender, or a person designated by any Leasehold Lender, shall have the right, exercisable by notice to Landlord within thirty (30) days after the effective date of termination, rejection or disaffirmance, to enter into a new Lease of the Leased Premises with Landlord to the extent enforceable under law. The term of the new Lease shall begin on the date of the termination of this Lease and shall continue for the remainder of the term of this Lease (including any options to renew if the right thereto is exercised by such Leasehold Lender or its assignee).

               Such new Lease shall otherwise contain the same terms and conditions as those set forth herein, except for requirements which are no longer applicable or have already been performed, provided that all defaults which are susceptible of being remedied by the payment of money shall have been cured, and provided further that such new lease shall require the Tenant thereunder promptly to commence and expeditiously continue to remedy all other defaults on the part of Tenant thereunder to the extent reasonably possible. It is the intention of the parties hereto that such new Lease shall have the same priority relative to other rights or interests to or in the fee estate in the land covered by this Lease. The provisions of this paragraph shall survive the termination of this Lease and shall continue in full force and effect thereafter to the same extent as if this paragraph (d) were a separate and independent contract by and among Landlord, Tenant and each Leasehold Lender. From the date on which any Leasehold Lender shall serve upon Landlord the aforesaid notice of the exercise of its rights to enter into a new Lease, such Leasehold Lender may use and enjoy the Leased Premises without hindrance or interference by Landlord.

          D. Subject to the cure rights set forth herein, no Leasehold Lender shall become liable for the performance or observance of any covenants or conditions to be performed or observed by Tenant unless and until such Leasehold Lender becomes the owner of Tenant's interest hereunder upon the exercise of any remedy provided for in any Leasehold Indenture or occupies the Leased Premises or enters into a new Lease with Landlord as herein provided. Thereafter, such Leasehold Lender shall be liable for the performance and observance of such covenants and conditions only until such Leasehold Lender assigns such interest or assigns the new Lease as permitted hereby whereupon all obligations of such Leasehold Lender under this Lease or such new Lease arising subsequent to such assignment shall terminate.

          E. Landlord agrees that the exercise of its rights under this Lease in case of a default by Tenant shall not, without the prior written consent of each Leasehold Lender, result in the merger of the estate of the subtenant under any sublease with the estate of the sublandlord thereunder.

          F. Without the prior written consent of each Leasehold Lender, Landlord will not accept a voluntary surrender of this Lease or the estate created hereby and will not consent to any amendment of this Lease that adversely affects the rights of the Leasehold Lender hereunder.

          G. In the event of any default by Tenant under the Lease or the Leasehold Indenture, Landlord will allow the Leasehold Lender to enforce its lien and security interest on Tenant's assets located at the Leased Premises and Landlord will allow the Leasehold Lender to assemble and remove all of Tenant's assets located on the Leased Premises (provided that (i) the Leasehold Lender shall only be permitted to remove assets which Tenant would be entitled to remove pursuant to the terms of Paragraph 5 of the Lease, and (ii) the Leasehold Lender promptly repairs all material damage resulting from such removal) without the Leasehold Lender assuming any of Tenant's obligations under the Lease.

          14.  NO OTHER MODIFICATIONS.  Except as otherwise provided herein, all
               ----------------------
other terms and provisions of the Lease shall remain in full force and effect.

          15.  BINDING EFFECT. The provisions of this Amendment shall be binding
               --------------
upon and inure to the benefit of the heirs, representatives, successors and permitted assigns of the parties hereto.

          16.       COUNTERPARTS. This Amendment may be executed in any number
                    ------------
of original counterparts. Any such counterpart, when executed, shall constitute an original of this Amendment, and all such counterparts together shall constitute one and the same Amendment.

                   Remainder of page intentionally left blank

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first set forth above.

"LANDLORD"                                "TENANT"

                                          ADVANCE STORES INCORPORATED,
                                          A Virginia Corporation


By: /s/ Nicholas F. Taubman
    ----------------------------
    Nicholas F. Taubman
    an individual                         By: /s/ Garnett E. Smith
                                             ------------------------------
                                             Name: Garnett E. Smith
                                             Its:  President

                                          By: /s/ Nicholas F. Taubman
                                             ------------------------------
                                             Name: Nicholas F. Taubman
                                             Its:  Chairman